                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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                          MUNICIPAL ADVANTAGE FUND INC.
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
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                (Name of Registrant as Specified In Its Charter)

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MUNICIPAL ADVANTAGE FUND INC.

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 30, 2007

To the Stockholders of Municipal Advantage Fund Inc. (the ‘‘Fund’’):

Notice is hereby given that the Annual Meeting of Stockholders (the ‘‘Meeting’’) of the Fund will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Tuesday, January 30, 2007 at 9:30 A.M., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 3, 2007:

1.	To elect Directors of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 28, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors,
Thomas J. Fuccillo Secretary

New York, New York
January 3, 2007

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

MUNICIPAL ADVANTAGE FUND INC.

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 30, 2007

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the ‘‘Board’’) of Municipal Advantage Fund Inc. (the ‘‘Fund’’) of proxies to be voted at the Annual Meeting of Stockholders of the Fund and any adjournment or postponement thereof (the ‘‘Meeting’’). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Tuesday, January 30, 2007 at 9:30 A.M., Eastern Time.

The Notice of Annual Meeting of Stockholders (the ‘‘Notice’’), this Proxy Statement and the enclosed Proxy Card are first being sent to stockholders on or about January 3, 2007.

The Board has fixed the close of business on December 28, 2006 as the record date (the ‘‘Record Date’’) for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter to which they are entitled to vote. The following table sets forth the number of shares of common stock (‘‘Common Shares’’) and shares of preferred stock (‘‘Preferred Shares’’ and, together with the Common Shares, the ‘‘Shares’’) issued and outstanding at the close of business on the Record Date:

Outstanding Common Shares	Outstanding Preferred Shares
7,257,093	1,100

The classes of stock listed in the table above are the only classes of stock currently authorized by the Fund.

At the Meeting, Preferred Stockholders will have equal voting rights (i.e., one vote per Share) with the Common Stockholders and, except as discussed below, will vote together with Common Stockholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, (i) the Common and Preferred Stockholders, voting together as a single class, have the right to vote on the election of Hans W. Kertess and William B. Ogden, IV as Directors and (ii) the Preferred Stockholders, voting as a separate class, have the right to vote on the election of Robert E. Connor and John C. Maney as Directors.

Summary of Proposals

Proposal	Common Stockholders	Preferred Stockholders
1. Election of Directors
Independent Directors*
Election of Robert E. Connor		X
Election of Hans W. Kertess	X	X
Election of William B. Ogden, IV	X	X
Interested Director
Election of John C. Maney		X

*	‘‘Independent Directors’’ are those Directors or nominees who are not ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of the Fund.

You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposals listed in the attached Notice, your proxy will be voted in favor of each Proposal. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy, and voting in person. If any proposals, other than the Proposals set forth herein, properly come before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of the Fund and has retained its affiliate, Pacific Investment Management Company LLC (‘‘PIMCO’’), to serve as the Fund’s interim sub-adviser pending approval of the final Portfolio Management Agreement. Additional information regarding the Manager and PIMCO may be found under ‘‘Additional Information — Investment Manager and Sub-Adviser’’ below.

The solicitation will be primarily by mail and the cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation thereof) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by the Fund.

PROPOSAL I: ELECTION OF DIRECTORS

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes (each a ‘‘Class’’): Class I, the term of which will expire at the Meeting; Class II, the term of which will expire at the Fund’s 2008 annual meeting of stockholders; and Class III, the term of which will expire at the Fund’s 2009 annual meeting of stockholders. At each annual meeting, successors to the Class of Directors whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, stockholders will vote to elect Class I Directors, whose terms expire at the Meeting, for an approximate three-year term expiring at the 2010 annual meeting. Stockholders will also vote to elect Messrs. Ogden and Maney as Class I and II Directors, respectively, to fill vacancies.

With respect to the election of Messrs. Connor and Maney, the Charter provides that the Preferred Stockholders shall be entitled as a separate class to elect any successors from time to time to the one Class I Director and one Class II Director originally elected by the Preferred Stockholders at the Fund’s first annual meeting. In accordance with the Fund’s Charter, the Preferred Stockholders, voting as a separate class, are entitled to vote at the Meeting on the election of Messrs. Connor and Maney.

The By-Laws provide that any Director elected by stockholders to fill a vacancy shall hold office for the balance of the term of the Director he replaced. In September 2006, the Fund’s Board approved an increase in the size of the Board from six to seven members and Mr. Ogden was nominated by the Nominating Committee of the Board to fill the Class I vacancy created by such action. In accordance with the Fund’s By-Laws, Mr. Ogden, if elected, shall serve as a Director until the Fund’s 2010 annual meeting of stockholders. In December 2006, Mr. Maney was nominated by the Nominating Committee of the Board to fill a Class II vacancy then existing on the Board due to the resignation of David C. Flattum in October 2006. In accordance with the Fund’s By-Laws, Mr. Maney, if elected, shall serve as a Director until the Fund’s 2008 annual meeting.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Directors to which they have been designated and the expiration of their respective terms if elected:

Director/Nominee	Class	Expiration of Term if Elected*
Robert E. Connor	Class I	2010 Annual Meeting
Hans W. Kertess	Class I	2010 Annual Meeting
William B. Ogden, IV	Class I	2010 Annual Meeting
John C. Maney	Class II	2008 Annual Meeting

*	A Director elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, only those Directors in a single Class may be replaced in any one year, except in the event a vacancy has been filled since the preceding annual meeting, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an ‘‘anti-takeover’’ provision, may make it more difficult for the Fund’s stockholders to change the majority of Directors of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Directors and Nominees.

The following table provides information concerning the Directors/Nominees of the Fund.

Name, Address* and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Independent Directors/Nominees
Paul Belica 09/27/1921 Class II	Director	Since 2003	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	24	None
Robert E. Connor 09/17/1934 Class I	Director	Since 2000	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	24	None
John J. Dalessandro II 07/26/1937 Class III	Director	Since February 2006	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	24	None
Hans W. Kertess 07/12/1939 Class I	Director, Chairman of the Board	Since February 2006, Chairman since December 2006	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	24	None
William B. Ogden, IV 01/11/1945 Class I	Director	Since September 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	24	None
R. Peter Sullivan III 09/04/1941 Class III	Director	Since February 2006	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	24	None

Name, Address* and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Interested Director/Nominee
John C. Maney** 08/03/1959 Class II	Director	Since December 2006	Chief Financial Officer of Allianz Global Investors Fund Management LLC and PIMCO; Managing Director and Chief Financial Officer of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America since November 2006; Executive Vice President and Chief Financial Officer since 2001; Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)	59	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	Mr. Maney is an ‘‘interested person’’ of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

The following table states the dollar range of equity securities beneficially owned as of December 28, 2006 by each Director and nominee of the Fund and, on an aggregate basis, of any registered investment companies overseen by the Director or nominee in the ‘‘family of investment companies,’’ including the Fund.

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/Nominee in the Family of Investment Companies*
Independent Directors/Nominees
Paul Belica	None	None
Robert E. Connor	None	None
John J. Dalessandro II1	None	None
Hans W. Kertess[1]	None	None
William B. Ogden, IV2	None	None
R. Peter Sullivan III[1]	None	None
Interested Director/Nominee
John C. Maney[3]	None	Over $100,000

*	Securities are valued as of December 28, 2006.

1	Messrs. Dalessandro, Kertess and Sullivan were elected as Directors of the Fund in February 2006.

2	Mr. Ogden was appointed as a Director of the Fund in September 2006.

3	Mr. Maney was appointed as an Interested Director of the Fund in December 2006.

To the knowledge of the Fund, as of December 28, 2006, Directors and nominees who are Independent Directors or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of December 28, 2006, the Directors and nominees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Common Shares and Preferred Shares. According to an amended Schedule 13D filed with the Securities and Exchange Commission (‘‘SEC’’) on September 25, 2006, Bulldog Investors General Partnership and Phillip Goldstein own 10.38% of the Fund’s outstanding Common Shares as of that date.

Compensation.    Each Director, other than any Director who is a director, officer, partner or employee of the Manager or the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, receives compensation for their attendance at meetings and for their service on Board committees. Directors receive compensation equal to (i) $1,750 for each quarterly meeting for the first four meetings in each year, (ii) $5,000 for each additional meeting in such year if the meeting is attended in person and (iii) $1,000 per meeting attended telephonically. Directors also will be reimbursed for meeting-related expenses. The Independent Chairman of the Board receives an additional $2,500 per year. In addition, each Director who serves as a member of the Audit Oversight

Committee receives $1,000 for any results meeting or fund-specific meeting of the Audit Oversight Committee and $5,000 for any audit scope meeting. The Audit Oversight Committee Chairman annually receives an additional $500. Each Director’s compensation and other costs of joint meetings with other closed-end funds managed by AGIFM will be allocated pro rata among the Fund and such other funds for which the Director serves as a board member based on each fund’s relative net assets, including assets attributable to any preferred shares.

The Fund does not provide any pension or other retirement benefits to the current Directors.

The following table provides information concerning the compensation paid to the Directors and nominees for serving as Directors of the Fund for the Fund’s fiscal year ended October 31, 2006. For the calendar year ended December 31, 2006, the Directors received the compensation set forth in the table below for serving as Directors of the Fund and other funds in the same ‘‘Fund Complex’’ as the Fund. Each officer and Director, who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including any Interested Director, serves without any compensation from the Fund.

Compensation Table

Name of Director	Aggregate Compensation from the Fund for the Fiscal Year Ended October 31, 2006	Total Compensation from the Fund and Fund Complex Paid to Directors for the Calendar Year Ended December 31, 2006*
Independent Directors/Nominees
Paul Belica	$5,832	$193,500
Robert E. Connor	$7,196	$227,875
John J. Dalessandro II	$2,412	$175,250
Raymond D. Horton†	$22,000	$19,400
Hans W. Kertess	$2,412	$178,250
Wendy W. Luers†	$22,000	$19,400
William B. Ogden, IV	$2,000	$78,000
R. Peter Sullivan III	$2,389	$163,500
Interested Directors/Nominees
John C. Maney	$0	$0
David C. Flattum+	$0	$0

*	In addition to the Fund and other closed-end funds in the Fund Complex advised by the Manager, during the most recently completed fiscal year, all of the Directors (except for Mr. Maney, who was appointed after the end of the fiscal year) served as Trustees of one open-end investment company (consisting of four separate investment portfolios) advised by the Manager. These investment companies are considered to be in the same ‘‘Fund Complex’’ as the Fund.

†	Mr. Horton and Ms. Luers retired from the Board in December 2005. The compensation indicated for each of them includes a single, one-time payment of $19,400 paid upon retirement.

+	Effective October 10, 2006, David C. Flattum resigned as a Class II Director of the Fund.

The Fund has no employees. Its officers are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Board Committees and Meetings.

Audit Oversight Committee.    The Fund’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan, each of whom is an Independent Director. Mr. Belica is the Chairman of the Fund’s Audit Oversight Committee.

The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm.

Each member of the Fund’s Audit Oversight Committee is ‘‘independent,’’ as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed.

The Fund’s Board has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for the Fund, dated June 16, 2005, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee, dated December 13, 2006, is attached to this Proxy Statement as Exhibit B.

Nominating Committee.    The Board of the Fund has a Nominating Committee composed solely of Independent Directors, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Directors are to be re-elected. The Nominating Committee of the Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of the Nominating Committee is ‘‘independent,’’ as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed.

Qualifications, Evaluation and Identification of Director Nominees.    The Nominating Committee of the Fund requires that Director candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s stockholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identity potential candidates.

Consideration of Candidates Recommended by Stockholders.    The Nominating Committee will review and consider nominees recommended by stockholders to serve as Director, provided that the recommending stockholder follows the Procedures for Stockholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending stockholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or stockholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending stockholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Valuation Committee.    The Board of the Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Board has delegated to the Valuation Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.    The Board of the Fund has a Compensation Committee, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings.    With respect to the Fund during the fiscal year ended October 31, 2006, the Board of Directors held 4 regular meetings and three special meetings. The Audit Oversight Committee and Nominating Committee met in separate session twice and the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Director attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for the Fund that were held during the fiscal year ended October 31, 2006, except Messrs. Kertess, Dalessandro and Sullivan who were not elected to the Board until February 2006 and Messrs. Ogden and Maney, who were not appointed to the Board until September and December 2006, respectively.

Shareholder Communications with the Board of Trustees.    The Board of Directors has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Directors, Municipal Advantage Fund Inc., c/o Brian Shlissel, Executive Vice President, Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund’s Director are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.    The Fund’s Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that the Fund’s Directors and relevant officers, investment advisers and relevant affiliated persons of the investment advisers have complied with all applicable filing requirements during the fiscal year ended October 31, 2006.

Required Vote.    The election of each of Messrs. Kertess and Ogden as a Director requires the affirmative vote of a plurality of the votes of Common Stockholders and Preferred Stockholders (voting together as a single class) cast in the election of Directors at the Meeting, in person or by proxy. The election of each of Messrs. Connor and Maney as a Director requires the affirmative vote of a plurality of the votes of Preferred Shareholders (voting as a single class) cast in the election of Directors at the Meeting, in person or by proxy.

The Board of Directors of the Fund Unanimously Recommends that You Vote FOR Proposal I.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund.    The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Fund.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas, 47th Floor New York, NY 10105 11/14/1964	President & Chief Executive Officer	Since September 2002	Executive Vice President, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex since 2005.
Lawrence G. Altadonna 1345 Avenue of the Americas, 47th Floor New York, NY 10105 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since September 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex.
Thomas J. Fuccillo 1345 Avenue of the Americas, 50th Floor New York, NY 10105 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).
Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since October 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 67 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
William V. Healey 1345 Avenue of the Americas, 50th Floor New York, NY 10105 07/28/1953	Assistant Secretary	Since December 2006	Executive Vice President, Chief Legal Officer, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management and Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of Prudential Insurance Company of America (1998-2005).
Richard H. Kirk 2187 Atlantic Street, Stamford, CT 06902 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). [Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC.] Assistant Secretary of 67 funds in the Fund Complex; formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia; Associate General Counsel, Friedman, Billings, Ramsey, Inc.
Kathleen A. Chapman 2187 Atlantic Street, Stamford, CT 06902 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 67 funds in the Fund Complex; Manager — IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).
Lagan Srivastava 1345 Avenue of the Americas, 50th Floor New York, NY 10105 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 67 funds in the Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Investment Manager and Sub-Adviser.    The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Fund. The Manager retains its affiliate, PIMCO, as Sub-Adviser to manage the Fund’s investments. PIMCO is located at 800 Newport Center Drive, Newport Beach, California 92660. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company. Prior to December 1, 2006, the Manager retained its affiliate, OpCap, to manage the Fund’s investments. OpCap is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105.

Legal Proceedings.    In June and September 2004, the Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global Investors of America L.P., agreed to settle, without admitting or denying the allegations, claims brought by the SEC, the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties also agreed to make certain corporate governance, compliance and disclosure reforms, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under these contracts, restitution, and waiver of or return of certain sales charges paid by open-end fund shareholders.

The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this document.

Independent Registered Public Accounting Firm.    The Audit Oversight Committee of the Fund’s Board unanimously selected PricewaterhouseCoopers LLP (‘‘PwC’’) as the independent registered public accounting firm for the current fiscal year ending October 31, 2007. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

A representative of PwC, if requested by any stockholder, will be present at the Meeting via telephone to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.    The Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, the Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, the Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the ‘‘Accounting Affiliates’’), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of the Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the ‘‘de minimis exception’’).

Audit Fees.    Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PwC is shown in the table below:

Fiscal Year Ended	Audit Fees
October 31, 2006	$35,000
October 31, 2005	$35,000

Audit-Related Fees.    Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for the Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to the Fund. During those fiscal years, there were also no Audit-Related Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund.

Fiscal Year Ended	Audit-Related Fees
October 31, 2006	$8,000
October 31, 2005	$8,000

Tax Fees.    Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to the Fund. During those fiscal years, there were also no Tax Fees billed by PwC to the Fund’s Accounting Affiliates for tax services related directly to the operation and financial reporting of the Fund:

Fiscal Year Ended	Tax Fees
October 31, 2006	$5,500
October 31, 2005	$5,700

All Other Fees.    All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by PwC, for the Fund’s last two fiscal years, for services rendered to the Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
October 31, 2006	$13,500	$2,228,248	$2,241,748
October 31, 2005	$13,700	$2,624,091	$2,637,791

The Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business.    As of the date of this Proxy Statement, the Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.    A quorum of the Fund at the Meeting will consist of the presence in person or by proxy of a majority (greater than 50%) of the total Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the Fund present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the ‘‘Tellers’’) for the Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers will count the total number of votes cast ‘‘for’’ or ‘‘against’’ approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).

With respect to the election of Directors, neither abstentions nor broker non-votes will have an effect on the outcome of the proposal.

Reports to Stockholders.    The Fund’s 2006 Annual Report to Stockholders was mailed to stockholders on or about December 27, 2006. Additional copies of the Annual Report and the Fund’s semi-annual report may be obtained without charge from the Fund by calling 1-877-819-2224 or by writing to the Fund at 2187 Atlantic Street, 7th Floor, Stamford, Connecticut 06902.

Stockholder Proposals for 2008 Annual Meeting.    It is currently anticipated that the Fund’s next annual meeting of stockholders after the Meeting addressed in this proxy statement will be held in February 2008. Proposals of stockholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than September 6, 2007 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. Stockholders submitting any other proposals for the Fund intended to be presented at the 2008 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no later than December 27, 2007. If a stockholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

Shareholders Sharing An Address

The Fund is permitted to mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call 1-800-331-1710. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Manager in writing at Allianz Global Investors Fund Management LLC, C/O PFPC, PO Box 43027, Providence, RI 02940, or by telephone at 1-800-331-1710, or contact your financial service firm.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

January 3, 2007

Exhibit A to Proxy Statement

Municipal Advantage Fund Inc.
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
June 16, 2005)

The Board of Directors (the ‘‘Board’’) of Municipal Advantage Fund Inc. (the ‘‘Fund’’) has adopted this Charter to govern the activities of the Audit Oversight Committee (the ‘‘Committee’’) with respect to its oversight of the Fund. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many directors as the Board shall determine, but in any event not less than three (3) Directors. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an ‘‘interested person’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the ‘‘NYSE’’). Each member of the Committee must be ‘‘financially literate’’ (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have ‘‘accounting or related financial management expertise,’’ in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.    Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.    To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (‘‘ISB’’) No. 1.

3.    To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.    Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.    If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.    Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.    Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.    Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (‘‘SAS’’) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.    Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.    Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.    Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.    Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.    Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.    Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.    Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.    Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.    Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Exhibit B to Proxy Statement

Report of Audit Oversight Committee

of the Board of Directors of
Municipal Advantage Fund Inc. (the ‘‘Fund’’)
Dated December 13, 2006

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended October 31, 2006 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2006. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firms to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, Oppenheimer Capital LLC (‘‘OpCap’’), the Fund’s investment adviser and any entity controlling, controlled by or under common control with AGIFM or OpCap that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2006 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2007.

B-1

Submitted by the Audit Committee of the Board of Directors:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

B-2

                                      PROXY
                          MUNICIPAL ADVANTAGE FUND INC.
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON JANUARY 30, 2007

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of Municipal Advantage Fund Inc., a
Maryland corporation (the "Fund"), hereby appoints Lawrence G. Altadonna, Thomas
J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the
Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at
9:30 a.m., Eastern Time, January 30, 2007 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING
THE ELECTION OF DIRECTORS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED
TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS.

     Please refer to the Proxy Statement for a discussion of the Election of
Directors.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
         THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

The Board of Directors recommends a vote "FOR" Proposal I.

I. Election of Directors:

(01) Hans W. Kertess (Class I)
(02) William B. Ogden, IV (Class I)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | | has been made on
the reverse side of this card.                            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                          MUNICIPAL ADVANTAGE FUND INC.
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON JANUARY 30, 2007

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of preferred shares of Municipal Advantage Fund Inc., a
Maryland corporation (the "Fund"), hereby appoints Lawrence G. Altadonna, Thomas
J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the
Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at
9:30 a.m., Eastern Time, January 30, 2007 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING
THE ELECTION OF DIRECTORS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED
TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS.

      Please refer to the Proxy Statement for a discussion of the Election of
Directors.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
         THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

The Board of Directors recommends a vote "FOR" Proposal I.

I. Election of Directors:

(01) Robert E. Connor (Class I)
(02) Hans W. Kertess (Class I)
(03) William B. Ogden, IV (Class I)
(04) John C. Maney (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                                             MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | | has been made on
the reverse side of this card.                            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______